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                                                                 Exhibit (h)(22)

                              AMENDED AND RESTATED
                                   SCHEDULE A
                                     TO THE
                          CO-ADMINISTRATION AGREEMENT
                                 BY AND BETWEEN
                         NORTHERN INSTITUTIONAL FUNDS,
                        NORTHERN TRUST INVESTMENTS, N.A.
                                      AND
                                   PFPC INC.
                               DATED AUGUST 2003

Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios:

Balanced Portfolio                        International Growth Portfolio
Bond Portfolio                            Liquid Assets Portfolio
Core Bond Portfolio                       Mid Cap Growth Portfolio
Diversified Assets Portfolio              Prime Obligations Portfolio
Diversified Growth Portfolio              Municipal Portfolio
Equity Index Portfolio                    Short-Intermediate Bond Portfolio
Focused Growth Portfolio                  Small Company Index Portfolio
Government Portfolio                      Small Company Growth Portfolio
Government Select Portfolio               Tax-Exempt Portfolio
Intermediate Bond Portfolio               U.S. Government Securities Portfolio
International Bond Portfolio              U.S. Treasury Index Portfolio
International Equity Index Portfolio

All signatures need not appear on the same copy of this Amended and Restated Schedule A.

NORTHERN INSTITUTIONAL FUNDS              NORTHERN TRUST INVESTMENTS, N.A.


By:    /s/ Eric Schweitzer                By:    /s/ Eric Schweitzer
       -------------------------------           -------------------------------
Title: Vice President                     Title: Senior Vice President
       -------------------------------           -------------------------------
Date:  August 20, 2003                    Date:  August 20, 2003
       -------------------------------           -------------------------------

PFPC INC.


By:    /s/ Neal J. Andrews
       -------------------------------
Title: Senior Vice President
       -------------------------------
Date:  September 26, 2003
       -------------------------------